UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

KOHL’S CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 12, 2011.

KOHL’S CORPORATION

KOHL’S CORPORATION

N56 W17000 RIDGEWOOD DRIVE

MENOMONEE FALLS, WI 53051

Meeting Information
Meeting Type:	Annual
For holders as of:	March 9, 2011
Date:	May 12, 2011
Time:	1:00 p.m., Local Time
Location:	The Pilot House at Pier Wisconsin 500 N. Harbor Drive Milwaukee, WI 53202

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials, which contain important information, that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT AND FORM OF PROXY         FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com

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If you want to receive a paper or e-mail copy of these documents, you must request one. You will not otherwise receive a paper or email copy. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

ITEM 1. Election of Directors

The Board of Directors recommends that you vote FOR the following nominees:

Nominees:

1a.	Peter Boneparth

1b.	Steven A. Burd

1c.	John F. Herma

1d.	Dale E. Jones

1e.	William S. Kellogg

1f.	Kevin Mansell

1g.	Frank V. Sica

1h.	Peter M. Sommerhauser

1i.	Stephanie A. Streeter

1j.	Nina G. Vaca

1k.	Stephen E. Watson

ITEM 2. Ratify Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm.

The Board of Directors Recommends a Vote FOR Item 2.

ITEM 3. Management Proposals to Amend Articles of Incorporation:

3a. Approval of elimination of supermajority vote requirement in Article V.

The Board of Directors recommends a vote FOR Item 3a.

3b. Approval of elimination of supermajority vote requirement in Article VI.

The Board of Directors recommends a vote FOR Item 3b.

ITEM 4. Re-Approval of Annual Incentive Plan.

The Board of Directors recommends a vote FOR Item 4.

ITEM 5. Advisory Vote on Executive Compensation.

The Board of Directors recommends a vote FOR Item 5.

ITEM 6. Advisory Vote on the Frequency of Future Shareholder Advisory Votes on Executive Compensation.

The Board of Directors recommends you vote for ONE YEAR.

ITEM 7. Shareholder Proposal: Shareholder Action By Written Consent.

The Board of Directors recommends a vote AGAINST Item 7.

ITEM 8. Shareholder Proposal: Succession Planning And Reporting.

The Board of Directors recommends a vote AGAINST Item 8.

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